Derivative Instruments Accounted for at Fair Value	6 Months Ended
Jun. 30, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments Accounted for at Fair Value	Derivative Instruments Accounted for at Fair Value
The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2022 and June 30, 2023.

		December 31, 2022	June 30, 2023
Fair Value Hierarchy Level	Fair Value Hierarchy Level	Fair Value Asset	Fair Value Asset
		(in thousands)
Interest rate swap agreements assets	Level 2	$21,955	$20,899
The Company uses derivative instruments in accordance with its overall risk management policy to mitigate our risk to the effects of unfavorable fluctuations in foreign exchange and interest rate movements.
The Company held no derivatives designated as hedges as of June 30, 2023 and December 31, 2022.
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:
Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.
Interest Rate risk
In July 2020, the Company entered into floating-to-fixed interest rate swap agreements with ING Capital Markets LLC (“ING”) and Societe Generale (“SocGen”) with a termination date of December 31, 2025, to run concurrently with the Terminal Facility. Under these agreements, the notional amounts of the swaps are 80% of the amounts drawn under the Terminal Facility. The interest rate receivable by the Company under these interest rate swap agreements is 3-month LIBOR, calculated on a 360-day year basis, which resets every three months in line with the dates of interest payments on the Terminal Facility. The interest rate payable by the Company under these interest rate swap agreements is 0.369% and 0.3615% per annum to ING and SocGen respectively.
As of June 30, 2023, the interest rate swaps had a fair value asset of $20.9 million (December 31, 2022, a fair value asset of$22.0 million) and there were unrealized losses of $1.1 million (December 31, 2022, an unrealized gain of $25.1 million) on the fair value of the swaps for the six months ended June 30, 2023. (Six months ended June 30, 2022, an unrealized gain of $9.9 million).
The Company has a number of existing vessel loan facilities with associated fixed interest rate swaps. These fixed interest rate swaps are entered into with various of the financial institutions which were lenders on the loan facilities, being: Banco Santander Chile SA and Deutsche Bank AG London. Each loan tranche comprises of fixed interest rate swaps covering 70% and 30% respectively of the notional value of the outstanding loan amounts in each tranche. The interest rate receivable by the Company under these interest rate swap agreements is SOFR, calculated on a 360-day year basis, which resets every three to six months in line with the dates of interest payments on the Term Loan Facilities. The interest rate payable by the Company under these interest rate swap agreements is in the range between 1.296% and 2.137% per annum to the financial institutions detailed above.
All interest rate swaps above are remeasured to fair value at each reporting date and have been categorized as level two on the fair value measurement hierarchy. The remeasurement to fair value has no impact on the cash flows at the reporting date. There is no requirement for cash collateral to be placed with the swap providers under these swap agreements and there is no effect on restricted cash as of June 30, 2023.
Foreign Currency Exchange Rate risk
All foreign currency-denominated monetary assets and liabilities are revalued and are reported in the Company’s functional currency based on the prevailing exchange rate at the end of the period. These foreign currency transactions fluctuate based on the strength of the U.S. Dollar. The remeasurement of all foreign currency-denominated monetary assets and liabilities at each reporting date results in unrealized foreign currency exchange differences but do not impact our cash flows.
Credit risk
The Company is exposed to credit losses in the event of non-performance by the counterparties to the interest rate swap agreements. As of June 30, 2023, the company is exposed to credit risk as the interest rate swaps were in an asset position from the perspective of the Company. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are reputable financial institutions, highly rated by a recognized rating agency.
The fair value of our interest rate swap agreements is the estimated amount that we would pay to sell or transfer the swap at the reporting date, taking into account current interest rates and the current credit worthiness of the swap counterparties. The estimated amount is the present value of future cash flows, adjusted for credit risk. The Company transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. The amount recorded as a derivative asset or liability could vary by a material amount in the near term if the credit markets are volatile or if credit risk were to change significantly.
The fair value of our interest rate swap agreements at the end of each period is most significantly affected by the interest rate implied by the benchmark interest yield curve, including its relative steepness. Interest rates and foreign exchange rates have experienced significant volatility in recent years in both the short and long term. While the fair value of our swap agreements is typically more sensitive to changes in short-term rates, significant changes in the long-term benchmark interest, foreign exchange rates and the credit risk of the counterparties or the Company also materially impact the fair values of our swap agreements.